Prepayments and Other Current Assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Prepayments and Other Current Assets
Deductible VAT input	¥ 2,692,485		¥ 2,326,470
Prepayment to vendors	1,531,719		755,376
Deposits	298,911		376,130
Others	331,945		176,892
Less: Allowance for credit losses	1,450		1,912
Total	¥ 4,853,610	$ 694,057	¥ 3,632,956